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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         March 17, 1997
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                        Reddi Brake Supply Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       0-19620                 84-1152135
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


1376 Walter Street, Ventura, California                93003
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    (805) 644-8355
                                                   ----------------------


                                 Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        On March 17, 1997, an involuntary petition under Chapter 11 of the Bankruptcy Code was filed against Reddi Brake Supply Company ("Subsidiary"), the wholly-owned subsidiary of the Registrant. The involuntary petition was filed by a group of four unsecured creditors of the Subsidiary in the United States Bankruptcy Court ("Court") for the Central District of California in Santa Barbara, California (Case No. ND97-11349-RR). On March 18, 1997, the Subsidiary closed and secured all of its 84 warehouses and laid off all of its field employees and most of its administrative personnel. The immediate closure and layoff was necessary due to the lack of sufficient capital on the part of the Registrant or the Subsidiary to continue operations.

        Subsequent to March 17, 1997, the Subsidiary reached a preliminary non-binding agreement in principle with its secured lender and certain of its unsecured trade creditors, including the four unsecured creditors who filed the involuntary petition. Pursuant to that agreement in principle, the Subsidiary would be allowed to convert to a voluntary Chapter 11 proceeding for purposes of reorganizing. The reorganization will be financed by limited debtor-in-possession funding ("DIP Funding") by the Subsidiary's secured lender. The Company's objective in pursuing a reorganization under voluntary Chapter 11 will be to attract additional capital for purposes of financing the reorganization and continued operation of the Subsidiary or, in the absence of additional capital, the sale of the Subsidiary's assets either in whole or pursuant to an orderly liquidation.

        On March 27, 1997, the Subsidiary filed a petition for conversion to a voluntary Chapter 11 proceeding with the Court. At the same time, the Subsidiary's secured lender submitted a motion for the provision of the DIP Funding. The DIP Funding motion will be heard by the Court on April 4, 1997. In consideration of the senior lender's agreement to provide the DIP Funding, the Subsidiary will stipulate that unless a definitive commitment for the capitalization or purchase of the Subsidiary or its assets is obtained by April 18, 1997, it will commence the orderly liquidation of all assets.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.


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ITEM 5. OTHER EVENTS.

        On March 15, 1997, Mr. Marshall Green formally resigned as a member of the Board of Directors of the Registrant due to a potential conflict of interest under a pre-existing franchise agreement with a customer of the Registrant's wholly-owned operating subsidiary. On March 25, 1997, Mr.
Richard McGorrian resigned as Chief Executive Officer and President of the Registrant and the Subsidiary. At a special meeting of the Board of Directors of the Registrant held on March 31, 1997, the Board of Directors appointed Mr. Sandford T. Waddell, presently Chief Financial Officer of the Registrant, to serve as interim Chief Executive Officer of the Registrant. At the present time, the Board of Directors of the Registrant consists of Mr. Eric Openshaw, Mr. Thomas Toole and Messrs. McGorrian and Waddell.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION 5.

        Not applicable.







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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Reddi Brake Supply Corporation
                              (Registrant)


Date: April 1, 1997           By: /s/ Sandford T. Waddell
                                 ---------------------------------------------
                                  Sandford T. Waddell, Chief Executive Officer





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